Restricted cash	12 Months Ended
Dec. 31, 2011
Restricted cash

8 Restricted cash

As of December 31, 2011, restricted cash amounting to $603,088 (2010: $573,784) relates to cash that was temporarily frozen by a local court of justice for withdrawal or use. On April 30, 2010, Sichuan Province Yangzhou Information Industry Co., Ltd. (“Yangzhou,” the plaintiff) filed two lawsuits against Unilink, a VIE, and Linktone Internet, a subsidiary, alleging that Unilink had breached the wireless value-added service cooperation agreement entered into between Yangzhou and Unilink on June 30, 2008, which resulted in alleged economic losses suffered by the plaintiff. Linktone Internet, as guarantor of Unilink, is jointly liable in the lawsuits. Based on the plaintiff’s application, the local court of justice temporarily froze cash of RMB3.8 million ($603,088) for the purpose of ensuring enforcement of potential judgments in the lawsuits if decided against Unilink and Linktone Internet.